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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated March 3, 2000, included in this Annual Report on Form 10-K, into EOTT Energy Partners, L.P.'s previously filed Registration Statements on Form S-8 (No. 333-23977) and Form S-3 (No. 333-82269).



                                  ARTHUR ANDERSEN LLP

Houston, Texas
March 28, 2000